Net income (loss) per share	3 Months Ended
Nov. 30, 2022
Profit or loss [abstract]
Net income (loss) per share

5. Net income (loss) per share

Basic net income (loss) per share is calculated using the weighted-average number of common shares outstanding during each period. Diluted net income (loss) per share assumes the conversion, exercise, or issuance of all potential common share equivalents unless the effect is to reduce the loss or increase the income per share. For purposes of this calculation, stock options, warrants and RSU’s are potential common shares and are only included in the calculation of diluted net income (loss) per share when their effect is dilutive.

Engine Gaming and Media, Inc.

(formerly Engine Media Holdings, Inc.)

Notes to the Interim Condensed Consolidated Financial Statements

For the three months ended November 30, 2022 and 2021

(Unaudited)

(Expressed in United States Dollars)

Due to the net loss from continuing operations during the three months ended November 30, 2022, all outstanding options, restricted share units and warrants were excluded from diluted weighted-average common shares outstanding as their effect was anti-dilutive. Basic average common shares outstanding for the three months ended November 30, 2022, and 2021 were 15,821,710 and 15,565,638, respectively. Diluted weighted average common shares for the three months ended November 30, 2022, and 2021 were 15,821,710 and 18,125,810, respectively.